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                             DRIEHAUS MUTUAL FUNDS

                      SUPPLEMENT DATED DECEMBER 1, 2003 TO
                          PROSPECTUS DATED MAY 1, 2003


DRIEHAUS INTERNATIONAL DISCOVERY FUND SUMMARY

         The first paragraph on page 2 under "Goal and Strategy" is deleted and replaced with the following:

          The Driehaus International Discovery Fund seeks to maximize capital appreciation. There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the stocks of small to mid-size foreign companies; however, the Adviser may shift the Fund's focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in at least three different countries other than the United States. The Fund may invest a substantial portion of its assets in emerging markets from time to time.

         The first paragraph on page 2 under "Portfolio Securities" is deleted and replaced with the following:

         There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the stocks of small to mid-size foreign companies; however, the Adviser may shift the Fund's focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective. The Fund may invest in companies with limited operating histories.


THE FUNDS

         The first paragraph on page 10 under "Investment Objectives and Principal Investment Strategies - Driehaus International Discovery Fund" is deleted and replaced with the following:

         The investment objective of the Driehaus International Discovery Fund is to maximize capital appreciation. There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the stocks of small to mid-size foreign companies; however, the Adviser may shift the Fund's focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective, which may be for extended periods of time. There is no maximum limitation on the number of countries in which the Adviser can invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund's overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

 FOR MORE INFORMATION, PLEASE CALL THE DRIEHAUS MUTUAL FUNDS AT (800) 560-6111.